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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report                                                  October 6, 1998
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
(Date of earliest event reported)
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                         TRANSPIRATOR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


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
       0-15654                                                22-2789408
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
(Commission File Number)                                     (IRS Employer
                                                         Identification Number)
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
850-870 U.S. Highway #1 North, Brunswick, New Jersey             08902
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
(Address of Principal Executive Offices)                       (Zip Code)
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                                 (732) 246-5900
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              (Registrant's telephone number, including area code)
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ITEM 4  Changes in Registrant's Certifying Accountant

(a) The Company's auditors, Hacker, Johnson, Cohen & Grieb PA has declined to stand for reappointment as auditors for the Company.

(b) In connection with their audit of the Registrant's financial statements for the two most recent fiscal years and during subsequent interim, the Registrant has not had any disagreements with Hacker, Johnson, Cohen & Grieb PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) In connection with their audit of the Registrant's financial statements for the years ended March 31, 1997 and 1998, Hacker, Johnson, Cohen& Grieb PA's reports did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

(d) The Registrant has requested Hacker, Johnson, Cohen & Grieb PA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The
Registrant delivered a copy of this Form 8-K to Hacker, Johnson, Cohen & Grieb
PA on October 7, 1998. The Registrant will file by amendment, as an exhibit to this Form 8-K, a copy of such letter when it is received.

(e) The decision to change accountants was approved by the board of directors.

ITEM 7  Financial Statements and Exhibits

(c) Exhibits.

    16.1 Letter on change in certifying accountant from Hacker, Johnson, Cohen & Grieb PA to be filed by amendment.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSPIRATOR TECHNOLOGIES, INC.


DATE: October 6, 1998                     BY: /S/ Raymond Romano
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